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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               January 25, 1999


                           HERITAGE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        WASHINGTON                   0-29480                91-1857900
----------------------------       ------------         ------------------
(State or other jurisdiction       (Commission             IRS Employer
     of incorporation)             File Number)         Identification No.


                     205 Fifth Avenue S.W.
                         Olympia WA                       98501
            -----------------------------------------   ----------
            (Address of principal executive officers:   (Zip Code)


      Registrant's telephone number, including area code: (360) 943-1500
                                                          --------------
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ITEM 5 -- OTHER EVENTS

On October 28, 1998, Heritage Financial Corporation ("Heritage") announced that it was changing its fiscal year end from June 30 to December 31, effective December 31, 1998. On January 25, 1999, Heritage issued a news release announcing financial results for the interim period ending December 31, 1998. The news release is attached to this filing.

ITEM 7 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements - not applicable

     (b)  Pro forma financial information - not applicable

     (c)  Exhibits:

          99  News Release issued by Heritage, dated January 25, 1999



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: January 26, 1999

                            HERITAGE FINANCIAL CORPORATION


                            By:  /s/ Donald V. Rhodes
                                 --------------------
                                 Donald V. Rhodes
                                 Chairman, President and Chief Executive Officer